UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Oxford Immunotec Global PLC

(Name of Registrant as Specified In Its Charter)

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Oxford Immunotec Global PLC

94C Innovation Drive, Milton Park

Abingdon, Oxfordshire OX14 4RZ, U.K.

Registered Company No. 08654254

SUPPLEMENT TO PROXY STATEMENT

For

THE 2019 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held Tuesday, June 18, 2019

This supplement, dated June 13, 2019 (this “Supplement”), supplements the definitive proxy statement (the “Proxy Statement”) on Schedule 14A filed by Oxford Immunotec Global PLC (the “Company”) with the Securities and Exchange Commission (the “SEC”) on April 30, 2019 and made available to the Company’s shareholders in connection with the solicitation of proxies by the Board of Directors of the Company for the Company’s 2019 annual general meeting of shareholders (the “Meeting”) to be held on Tuesday, June 18, 2019, at 11:00 a.m., London time (6:00 a.m., New York time). This Supplement is being filed with the SEC and made available to shareholders on or about June 13, 2019. Holders of the Company’s ordinary shares at the close of business on April 22, 2019 are entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof.

This Supplement is meant to provide new information to shareholders about the expected treatment of “broker non-votes” as they apply to each of the proposals to be considered at the Meeting. Capitalized terms not defined herein shall have the meaning set forth in the Proxy Statement.

Additional Information

The Company mailed the notice of the Meeting, the Proxy Statement and the proxy card to shareholders on or about May 9, 2019. Within the Proxy Statement mailed to shareholders on or about May 9, 2019, the Company disclosed that Proposal 4 (“the ratification of the Audit Committee’s appointment of Ernst & Young LLP, the U.S. member firm of Ernst & Young Global Limited, as our U.S. independent registered public accounting firm for the fiscal year ending December 31, 2019”), and Proposal 5, (“approval of the re-appointment of the U.K. member firm of Ernst & Young Global Limited, Ernst & Young LLP as our U.K. statutory auditors under the U.K. Companies Act 2006”), are discretionary or “routine” matters under the applicable rules.

Subsequent to the mailing date of the Proxy Statement, the Computershare Trust Company, N.A. notified the Company that it determined that additional proposals to be considered by the Company’s shareholders at the Meeting are also considered discretionary or “routine” proposals under NYSE rules. These proposals include:

●	Proposal 6, (“Authorization for the Audit Committee to Determine the U.K. Statutory Auditors’ Remuneration for the Fiscal Year Ending December 31, 2019”);
●	Proposal 7, (“Resolution to Receive the Company’s U.K. Statutory Annual Accounts and Reports”);
●	Proposal 11, (“Approval of Share Repurchase Program”); and
●	Proposals 12 and 13, (“Authorization of Allotment of Shares and Disapplication of Pre-Emption Rights”).

The Proxy Statement previously advised shareholders that Proposals 6, 7, 11, 12, and 13 are non-discretionary or “non-routine” matters.

Routine and Non-Routine Matters Generally

Under the rules and interpretations of the NYSE (which by extension apply to all United States brokers, even though the Company’s Ordinary Shares are listed on The Nasdaq Global Marker), “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, elections of directors (even if not contested) and executive compensation, including say-on-pay advisory shareholder votes on executive compensation and say-on-frequency advisory shareholder votes on executive compensation.

Pursuant to the NYSE rules, if you hold your shares through a broker or nominee and do not instruct such broker or nominee on how to vote your shares, your broker or nominee is not permitted to vote your shares in its discretion on “non-routine” matters, but is permitted to vote your shares in its discretion on “routine” matters.

As noted above, the NYSE has informed the Company that it has determined that Proposals 4, 5, 6, 7, 11, 12, and 13 are “routine” matters. Accordingly, if you do not instruct your broker or nominee on how to vote your shares on Proposals 4, 5, 6, 7, 11, 12, and 13, your broker or nominee will be permitted to vote your shares in its discretion on such proposals. In addition, because Proposals 4, 5, 6, 7, 11, 12, and 13 are “routine” matters, we do not expect any “broker non-votes” in connection therewith.

Revised Proxy Statement Disclosure

Accordingly, the question titled “Which proposals are considered “routine” or “non-routine”?” on page 7 of the Proxy Statement under the heading “Questions and Answers About Voting” is hereby revised in its entirety to read as follows:

“Which proposals are considered “routine” or “non-routine”?

The following proposals are each considered a routine matter under the applicable rules:

●

Proposal 4, (“Ratification of the Appointment of Ernst & Young LLP, the U.S. Member Firm of Ernst & Young Global Limited as our U.S. Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019”);

●

Proposal 5, (“Approval of the Re-Appointment of the U.K. Member Firm of Ernst & Young Global Limited, Ernst & Young LLP, as our U.K. Statutory Auditors under the U.K. Companies Act 2006, to Hold Office Until the Conclusion of the Next General Meeting at which the U.K. Statutory Accounts are Presented”);

●	Proposal 6, (“Authorization for the Audit Committee to Determine the U.K. Statutory Auditors’ Remuneration for the Fiscal Year Ending December 31, 2019”);
●	Proposal 7, (“Resolution to Receive the Company’s U.K. Statutory Annual Accounts and Reports”);
●	Proposal 11, (“Approval of Share Repurchase Program”); and
●	Proposals 12 and 13, (“Authorization of Allotment of Shares and Disapplication of Pre-Emption Rights”).

Therefore, broker non-votes are not expected to be submitted in connection with such proposals. Proposals 1, 2, 3, 8, 9 and 10 are non-routine and broker non-votes may be submitted with respect to them.”

Except as described in this Supplement, none of the items or information presented in the Proxy Statement is affected by this Supplement. This Supplement does not provide all of the information that is important to your voting decisions at the Meeting. The Proxy Statement contains other important additional information. We encourage you to carefully read this Supplement together with the Proxy Statement.

If you have already returned your proxy or voting instruction card or provided voting instructions, you do not need to take any action unless you wish to change your vote.